                                                               EXHIBIT 10.17.1

                              AMENDMENT TO LEASE                               S


STATE OF LOUISIANA

PARISH OF CALCASIEU


         THIS AMENDMENT TO LEASE made this _______ day of _________________, 1995, between PORT RESOURCES, INC., a Louisiana corporation, and CRU, INC., a Louisiana corporation (hereinafter collectively, "LANDLORD"), and ST. CHARLES GAMING COMPANY, INC., a Louisiana corporation (hereinafter "TENANT").

                             W I T N E S S E T H:

         A. Effective as of the 24th day of March, 1995, LANDLORD and TENANT entered into that certain Lease (the "Lease"), covering the property situated in Calcasieu Parish, Louisiana, as more fully described therein (the "Leased Property").

         B. LANDLORD and TENANT have agreed to further modify and amend certain terms and conditions of the Lease and desire to set forth such agreement in writing.

         C. All capitalized terms herein shall have the same meanings set forth in the Lease.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 cash to each the other in hand paid, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LANDLORD and TENANT hereby agree as follows:

         1. Term. Paragraph 2 of the Lease is deleted in its entirety and the following is substituted therefor:

                 2. Term. The initial term of this Lease shall be for five (5) years (hereinafter, the "initial term"), to commence March 24, 1995. TENANT shall have the option to renew this Lease for seven
         (7) additional five (5) year terms (hereinafter, the "Renewal term") under the same terms and conditions of this Lease and as further provided below. TENANT shall notify LANDLORD of its intention to exercise its option to renew at least six (6) months prior to the expiration of the initial term and any Renewal term of this Lease.

         2. Paragraph 3(A) of the Lease is deleted in its entirety and the following is substituted therefor:

                 (A) Initial Term. TENANT covenants and agrees to pay to LANDLORD annual rent of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), payable monthly in advance without demand, deduction, abatement or set off on the first day of each and every month for the first four (4) years of said initial term in two separate, equal payments of Thirty-One Thousand Two Hundred Fifty and 00/100 Dollars ($31,250.00) each payable to Port Resources, Inc. and to CRU, Inc. TENANT covenants and agrees to pay to LANDLORD annual rent of Nine Hundred Thousand and 00/100 Dollars ($900,000.00), payable monthly in advance without demand, deductions, abatement or set off on the first day of each and every month for the fifth (5th) year of said initial term in two separate, equal payments of Thirty-Seven Thousand Five Hundred and 00/100 Dollars ($37,500.00) each payable to Port Resources, Inc. and to CRU, Inc.


         3. Rental. Paragraph 3(C) of the Lease is deleted in its entirety and the following is substituted therefor:

                 (C)     Second through all subsequent Renewal Terms.   During
         the second through all subsequent Renewal terms, inclusive, the Rent shall be not less than the rent for the last year of the preceding term subject to the following adjustments:

                 In the event TENANT exercises its option to extend the term of this Lease, Rent shall be increased as of the commencement date of the Renewal term (the "Rent Adjustment Date") as follows:

                          (a) Commencing at the beginning of the month which is three (3) months prior to the Rent Adjustment Date, LANDLORD and TENANT shall attempt to agree upon an increase in Rent for the Leased Property, for the Renewal term, such Rent to equal one hundred (100%) percent of rent paid by other riverboat gaming operators in Louisiana and Mississippi for comparable property usages. The parties expressly recognize that the Rent to be paid hereunder by TENANT shall be only for the Leased Property and that in calculating Rent for the second through all subsequent Renewal terms, TENANT shall not pay rent on improvements constructed by TENANT. If the parties are unable to agree upon the Rent for the Renewal term prior to the end of such month, then within ten (10) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area which the Leased Property is located to appraise and set Rent for the Renewal term. If a party does not appoint an appraiser within ten (10) days after the other party has given notices of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Rent for the Renewal term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the Rent for the Renewal term. If the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set the Rent. If the two appraisers are unable to agree on the third appraiser within such ten (10) day period, either of the parties to this Lease, by giving ten (10) days notice to the other party, may apply to the President of the Louisiana Real Estate Commission for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

                          (b) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Rent for the Renewal term. If a majority of the appraisers are unable to set the Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the annual Rent for the Leased Property during the Renewal term. If, however, the low appraisal and/or the high appraisal is/are more than five (5%) percent lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be the Rent for the Leased Property during the Renewal term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the Rent for the Leased Property during the Renewal term.

                 (c) After the Rent for the Renewal term has been set, the appraisers shall immediately notify the parties hereto in writing by certified mail, return receipt requested.

                 Notwithstanding the foregoing, the Rent during the fourth and all subsequent Renewal terms shall not be less than One Million Five Hundred Thousand and 00/100 ($1,500,000.00) Dollars per year.

         4.      Assignment of Lease to Lender.

                 (A) If requested by TENANT's lender (the "Lender"), LANDLORD agrees to consent to the collateral assignment to the Lender of TENANT's leasehold interest in the Lease, subject to the terms of the Lease. The consent of LANDLORD is further conditioned upon LANDLORD's approval of the terms and provisions of the instrument evidencing such assignment, which approval will not be unreasonably withheld.

                 (B) The provisions of paragraph 12 (B) and (C) shall apply to any assignment or sublease by Lender of TENANT's leasehold interest in the Lease. However, LANDLORD expressly reserves the right to approve any such assignment or sublease which approval will not be unreasonably withheld.

         5. Louisiana Riverboat Gaming Partnership. LANDLORD hereby consents to the assignment by TENANT of fifty (50%) percent of TENANT's capital stock to Louisiana Riverboat Gaming Partnership ("LRGP"), a Louisiana partnership comprised of Louisiana Riverboat Site Development, Inc., a Louisiana corporation wholly owned by Louisiana Downs, Inc. (50%), and 1CSNO, Inc., a Louisiana corporation wholly owned by Casino America, Inc. (50%).

         6. Additional Tenants. LRGP joins herein as a party TENANT and acknowledges and agrees to faithfully perform all of the covenants, agreements, terms and provisions of this Lease, on TENANT's part to be performed.

         7. Ratification of Lease. No other amendment to the Lease is made or intended to be made hereby and, except as amended by this instrument, the Lease is hereby ratified, confirmed and reaffirmed by the parties.

         EXECUTED effective as of the date set forth above, in multiple original counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

                                        LANDLORD:

WITNESSES:                              PORT RESOURCES, INC.


____________________________________    By:____________________________________
                                        Name: _________________________________
____________________________________    Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of PORT RESOURCES, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________
                                         _______________________________________
____________________________________


                     ____________________________________
                                NOTARY PUBLIC


WITNESSES:                              CRU, INC.


____________________________________    By:____________________________________
                                        Name: _________________________________
____________________________________    Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CRU, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________
                                         _______________________________________
____________________________________


                     ____________________________________
                                NOTARY PUBLIC


                                           TENANT:

WITNESSES:                                 ST. CHARLES GAMING COMPANY, INC.


____________________________________    By:____________________________________
                                        Name: _________________________________
____________________________________    Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF________________________

PARISH/COUNTY OF__________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of ST. CHARLES GAMING COMPANY, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________
                                         _______________________________________
____________________________________


                     ____________________________________
                                NOTARY PUBLIC


WITNESSES:                              CROWN CASINO CORPORATION


____________________________________    By:____________________________________
                                        Name: _________________________________
____________________________________    Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF _____________________________

PARISH/COUNTY OF __________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CROWN CASINO CORPORATION, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________
                                         _______________________________________
____________________________________

                     ____________________________________
                                NOTARY PUBLIC

WITNESSES:                              LOUISIANA RIVERBOAT GAMING PARTNERSHIP


____________________________________    By:____________________________________
                                        Name: _________________________________
____________________________________    Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF _____________________________

PARISH/COUNTY OF ___________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of LOUISIANA RIVERBOAT GAMING PARTNERSHIP, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said partnership by authority of its members, and said appearer acknowledged said instrument to be the free act and deed of said partnership.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________
                                         _______________________________________
____________________________________


                     ____________________________________
                                NOTARY PUBLIC